SEASONS SERIES TRUST
Supplement to the Prospectus dated July 30, 2007
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure with respect to the Cash Management Portfolio is modified as follows:
The portfolio management disclosure with respect to Columbia Management Advisors, LLC (“CMA”) management of the Cash Management Portfolio, all references to Patrick Graham are deleted in their entirety. The disclosure in regard to the Cash Management Portfolio is replaced with the following:
“The Cash Management Portfolio is managed by the CMA fixed income team.”
Dated: December 12, 2007

Versions:	Version 2 Class 1; Version 3 Class 2; Version 4 Class 3; and Combined Master